UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 23, 2020

CYCLACEL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-50626	91-1707622
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Connell Drive, Suite 1500

Berkeley Heights, NJ 07922

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (908) 517-7330

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CYCC	The Nasdaq Stock Market LLC
Preferred Stock, $0.001 par value	CYCCP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

As previously disclosed, on January 11, 2019, Cyclacel Pharmaceuticals, Inc., a Delaware corporation (the “Company”) received notice from the Listing Qualifications staff (the "Staff") of The Nasdaq Stock Market LLC ("Nasdaq") indicating that, based upon the closing bid price of the Company’s common stock (the “Common Stock”) for the previous 30 consecutive business days, the Company no longer satisfied the requirement to maintain a minimum bid price of $1.00 per share, as required by Nasdaq Listing Rule 5450(a)(1) (the “Bid Price Rule”). In accordance with the Nasdaq Listing Rules, the Company was afforded 180 days, or until July 7, 2019, to regain compliance with the Bid Price Rule by evidence of a closing bid price of at least $1.00 per share for a minimum of 10 consecutive business days. Thereafter, the Company had been afforded a second 180-calendar day compliance period, or until January 6, 2020, to regain compliance with the Bid Price Rule since the Company notified Nasdaq of its intent to cure the deficiency by effecting a reverse stock split in order to regain compliance therewith.

The Company was unable to regain compliance with the Bid Price Rule by January 6, 2020. Accordingly, on January 7, 2020, the Company received a letter from the Staff notifying it that its Common Stock and preferred stock would be subject to delisting from Nasdaq unless the Company timely appealed Nasdaq’s determination to a Nasdaq Listing Qualifications Panel (the “Panel”). The Company timely appealed Nasdaq’s determination to the Panel.

On March 23, 2020, the Company received written notification that the Panel granted the Company an extension for continued listing through June 12, 2020. If the Company does not regain compliance with the Bid Price Rule by June 12, 2020, the Company's Common Stock and preferred stock would be subject to delisting from Nasdaq.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron
Name:	Paul McBarron
Title:	Executive Vice President—Finance,
Chief Financial Officer and Chief Operating Officer

Date: March 27, 2020